Exploration and Evaluation Assets	12 Months Ended
Dec. 31, 2019
Exploration For And Evaluation Of Mineral Resources [Abstract]
Exploration and Evaluation Assets
Exploration and Evaluation Assets

	Exploration and Production			Oil Sands Mining and Upgrading	Total
	North America	North Sea	Offshore Africa
Cost
At December 31, 2017	$2,282	$—	$91	$259	$2,632
Additions	245	—	35	222	502
Transfers to property, plant and equipment	(175)	—	—	(222)	(397)
Disposals/derecognitions and other	(4)	—	(89)	(7)	(100)
At December 31, 2018	2,348	—	37	252	2,637
Additions	38	—	33	—	71
Acquisition of Devon assets (note 7)	91	—	—	—	91
Transfers to property, plant and equipment	(219)	—	—	—	(219)
Foreign exchange adjustments	—	—	(1)	—	(1)
At December 31, 2019	$2,258	$—	$69	$252	$2,579

On June 27, 2019, the Company completed the acquisition of substantially all of the assets of Devon including thermal in situ and heavy crude oil assets, for total cash purchase consideration of $3,412 million, including $91 million of exploration and evaluation assets (see note 7).
During 2018, the Company acquired a number of exploration and evaluation properties in the Oil Sands Mining and Upgrading and North America Exploration and Production segments:
In the Oil Sands Mining and Upgrading segment, the Company acquired the Joslyn oil sands project including exploration and evaluation assets of $222 million and associated asset retirement obligations of $4 million. Total consideration of $218 million was comprised of $100 million cash on closing with the remaining balance paid equally over each of the next five years. In the fourth quarter of 2018, following integration of the acquired assets into the Horizon mine plan and determination of proved crude oil reserves, the exploration and evaluation assets were transferred to property, plant and equipment.
In the North America Exploration and Production segment, the Company acquired Laricina Energy Ltd., including exploration and evaluation assets of $118 million and property, plant and equipment of $44 million. In addition, the Company acquired cash of $24 million and deferred income tax assets of $168 million and assumed net working capital liabilities of $18 million, asset retirement obligations of $17 million, and notes payable of $48 million. Total purchase consideration was $46 million, resulting in a pre-tax gain of $225 million on the acquisition, representing the excess of the fair value of the net assets acquired compared to total purchase consideration. The Company settled the notes payable immediately following the completion of the acquisition. The transaction was accounted for using the acquisition method of accounting.
During 2018, the Company also completed two additional farm-out agreements in the Offshore Africa segment to dispose of a combined 30% interest in its exploration right in South Africa, comprised of exploration and evaluation assets of $89 million, including a recovery of $14 million of past incurred costs, for net proceeds of $105 million (US$79 million), resulting in a pre-tax gain of $16 million ($12 million after-tax). The Company retains a 20% working interest in the exploration right following the completion of these farm-out agreements. Under the terms of the various agreements, in the event of a commercial crude oil or natural gas discovery on the exploration right and conversion to a production right, additional cash payments would be made to the Company.
During 2017, the Company also disposed of a number of North America exploration and evaluation assets with a net book value of $1 million for consideration of $36 million, resulting in a pre-tax gain on sale of properties of $35 million.